John Hancock Strategic Series

Managed Account Shares Investment-Grade Corporate Bond Portfolio

Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio

Managed Account Shares Securitized Debt Portfolio (the funds)

Supplement dated June 30, 2021 to the current Prospectus, as may be supplemented (the Prospectus)

Effective June 30, 2021, Pranay Sonalkar is added as a portfolio manager of the funds. Jeffrey N. Given, CFA, Howard C. Greene, CFA, and Pranay Sonalkar are jointly and primarily responsible for the day-to-day management of the funds’ portfolios.

Accordingly, the portfolio manager information in the “Fund summary” sections of the Prospectus under the heading “Portfolio management” is revised to include the following:

Pranay Sonalkar

Managing Director, Associate Portfolio Manager

Managed fund since 2021

The following information relating to Mr. Sonalkar is added to the portfolio manager information in “Fund details” under the heading “Who’s who – Subadvisor”:

Pranay Sonalkar

•	Managing Director, Associate Portfolio Manager
•	Managed the fund since 2021
•	Portfolio Manager for Manulife Investment Management (US) LLC (since 2021)
•	Joined Manulife Investment Management (US) LLC in 2014

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

John Hancock Strategic Series

Managed Account Shares Investment-Grade Corporate Bond Portfolio

Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio

Managed Account Shares Securitized Debt Portfolio (the funds)

Supplement dated June 30, 2021 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective June 30, 2021, Pranay Sonalkar is added as a portfolio manager of the funds. Jeffrey N. Given, CFA, Howard C. Greene, CFA, and Pranay Sonalkar are jointly and primarily responsible for the day-to-day management of the funds’ portfolios.

Accordingly, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, Manulife Investment Management (US) LLC:

The following table provides information regarding other accounts for which Pranay Sonalkar has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the funds and similarly managed accounts.

The following table reflects information as of May 31, 2021:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Pranay Sonalkar	0	$0	0	$0	0	$0

There are no accounts that pay fees based upon performance.

Ownership of fund shares. Mr. Sonalkar did not beneficially own any shares of the funds or beneficially own shares of similarly managed accounts as of May 31, 2021.

You should read this supplement in conjunction with the SAI and retain it for future reference.